UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2005

ICON Income Fund Ten, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-103503	35-2193184
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fifth Avenue, New York, New York 10011

(Address of principal executive offices) (Zip Code)

(212) 418-4700

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 14, 2005, the manager of ICON Income Fund Ten, LLC (the “Company”) distributed a portfolio overview for the second quarter 2005 to the members of the Company. A copy of the quarterly report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Second Quarter 2005 Portfolio Overview.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2005

ICON INCOME FUND TEN, LLC

By: ICON CAPITAL CORP., its manager

By: /s/ Thomas W. Martin

Thomas W. Martin

Executive Vice President

Exhibit 99.1

ICON Income Fund Ten, LLC

2nd Quarter 2005 Portfolio Overview

Dear Member of ICON Income Fund Ten, LLC,

ICON Income Fund Ten, LLC (“Fund Ten”) raised $150,000,000 commencing with its initial offering on June 2, 2003 through the closing of the offering on April 5, 2005. During the second quarter 2005, Fund Ten remained in its “Operating Period” during which time no further members were admitted. As of June 30, 2005, Fund Ten had 149,427.765 member shares outstanding and total assets of $184,156,194.

The acquired equipment subject to lease is comprised of two categories: growth leases, where the rental cash flows have been assigned or pledged to a lender, and income leases, where the fund retains the rental cash flows. While income leases produce monthly cash flows, growth leases permit Fund Ten to retain an interest in the future value of the equipment on a leveraged equity basis. Fund Ten’s Manager, ICON Capital Corp., (the “Manager”) expects that the future value of the equipment in growth leases will be greater than Fund Ten’s initial cash investment.

Cash generated from these investments has facilitated Fund Ten’s distributions to investors and over time is expected to lead to acquisition of additional equipment, also referred to as “reinvestment.” Availability of cash to be used for reinvestment depends on the requirements for expenses, reserves, and distributions to investors.

Fund Ten’s Operating Period is anticipated to continue until April 2010 – a period of five years from the closing of the offering – unless extended. Following its Operating Period, Fund Ten will enter its “Liquidation Period” during which time equipment is sold in the ordinary course of business.

News covering the reporting period

• Rite Aid Corp. (“Rite Aid”) announced the purchase of Shelly’s Pharmacy, a retail pharmacy chain in Philadelphia, PA. Rite Aid is one of the nation’s leading drugstore chains with annual revenues of $16.8 billion and approximately 3,400 stores in 28 states and the District of Columbia. (Source: Rite Aid press release, dated June 20, 2005) Neither Fund Ten nor the Manager accepts any responsibility for, assumes any liability for, duty to update or reliance upon the contents, accuracy, completeness, usefulness or timeliness of any of the information contained under the heading “News covering the reporting period”.

Investments and commitments during the reporting period

• On June 30th, Fund Ten entered into a Sales Purchase Agreement covering approximately 5,000 hospital bedside entertainment and communication terminals on lease to Premier Telecom Contracts Limited (“Premier”). The purchase price for these units is approximately $13,000,000 in cash. Premier anticipates that it will have the exclusive right to install the terminals in fifteen hospitals throughout the United Kingdom by December 2006. The first tranche funded in July and the Manager anticipates that this transaction will be completed by December 2005.

Portfolio Overview

In addition to the acquisition made during the reporting period, Fund Ten’s portfolio consisted of the following investments:

Income Leases

• 101 digital photo development labs on lease to Rite Aid through December 2008. Fund Ten paid $9,203,000 in cash for the equipment and rental payments of $241,251 are due monthly.

• A 74% interest in a portfolio of desktop computers, laptops and servers subject to lease with Government Employees Insurance Company (“GEICO”), a wholly-owned subsidiary of Berkshire Hathaway Inc. The equipment is subject to lease until March 31, 2007. Fund Ten purchased its interest for $4,330,626 in cash.

• A 75% interest in a portfolio of equipment subject to leases with various United Kingdom lessees. The portfolio is mostly comprised of information technology equipment, including laptops, desktops and printers. Acquired in February, the base term of all of the leases expire within five years. The interest was purchased for approximately $2,815,000 in cash.

• Two global branch office solutions telephone systems leased to CompUSA. The equipment is subject to two separate leases, one with a 48-month term and the other with a 58-month term. These systems connect CompUSA branch offices with the head office to provide a centrally managed communications network. The cash purchase price for the systems was approximately $4,150,000.

• Refrigeration equipment on lease to P.W. Supermarkets, Inc. (“PW Supermarkets”). Fund Ten paid approximately $1,310,000 in cash for the equipment, which is subject to a three year lease. Prior to lease expiration, PW Supermarkets has the option to renew for an additional year.

• Four double box girder cranes leased to WPS, Inc. Fund Ten paid $894,048 in cash for this equipment, which is on lease through March 2009.

Growth Leases

• Three 3,300 TEU (twenty foot equivalent unit) container vessels on bareboat charter lease to ZIM Israel Navigation Co. Ltd. ("ZIM"). Two of the three vessels (ZIM Korea and ZIM Italia) were constructed in 1991, while the remaining vessel was built in 1990. The bareboat charters for ZIM Canada and ZIM Korea run through June 2009, while ZIM Italia’s charter expires in December 2009. Fund Ten acquired the vessels for $115,050,000, comprised of $36,600,000 in cash and three non-recourse mortgages totaling $78,450,000.

• A 10% interest in a 1979 DC-10-30F (N318FE) aircraft on lease to FedEx Corporation (“FedEx”) with an expiration date of March 2007. Fund Ten paid $159,000 in cash for its interest in the aircraft.

Off-lease Equipment

• Boeing 767 aircraft rotables and accessories previously leased to Flugfelagid Atlanta hf, doing business as Air Atlanta Icelandic (“AAI”). The lease expired in November 2004, but AAI continues to rent some of the equipment on a month-to-month basis. Fund Ten purchased the equipment in September 2003 for $3,600,000 in cash. The rotables not on lease are being held for sale or lease.

10% Status Report

As of the end of the reporting period, the ZIM Canada, ZIM Korea and ZIM Italia were the only three assets that individually constituted at least 10% of the aggregate purchase price of Fund Ten’s asset portfolio. Each vessel will remain on bareboat charter during the next fiscal year with 47, 47 and 54 monthly payments remaining, respectively. At the time Fund Ten acquired these vessels, the vessels were previously commissioned, and to the best of the Manager’s knowledge, each vessel remains seaworthy, in efficient operating condition and good state of repair as required under each charter.

Distribution analysis

During the reporting period, Fund Ten continued to make monthly distributions at a rate of 8.6% per annum. Cash for distributions was generated substantially through cash from operations. During the first six months of 2005, Fund Ten paid $5,634,474 in distributions to its members. From the inception of the offering period, Fund Ten has made twenty-four distributions representing, in the aggregate, a return of approximately 17% of each investor’s initial investment. As of June 30, 2005, a $10,000 investment made at the initial closing, would have received $1,653 in cumulative distributions.

Fund Summary
Offering Period	6/2/2003- 4/5/2005
Size of offering	$150,000,000
Original No. of Investors	4,393
Estimated start of Fund liquidation	4/5/2010

Outlook and Overview

With the exception of the AAI rotables, no other leases have reached maturity. The GEICO and FedEx leases are the next leases scheduled to expire, which leases expire in March 2007. As of this report, Fund Ten had $44,512,190 in cash on hand. The Manager anticipates several acquisitions in the near future. Substantially all of Fund Ten’s cash flows are derived from income leases. On a monthly basis, Fund Ten deducts from such cash flows its recurring operating expenses and assesses cash flows required for known re-leasing costs and equipment management costs. The remaining cash flows are then available for monthly distribution to investors.

ICON Income Fund Ten, LLC

(A Delaware Limited Liability Company)

Condensed Consolidated Balance Sheets

ASSETS

	(Unaudited)
	June 30,	December 31,
	2005	2004
Cash and cash equivalents	$ 44,512,190	$ 25,006,190

Investments in operating leases:
Equipment, at cost	129,771,508	93,644,312
Accumulated depreciation	(16,021,550)	(7,097,993)

Net investments in operating leases	113,749,958	86,546,319

Escrow deposits	14,469,893	19,001,619
Equipment held for sale or lease, net	1,658,339	477,715
Prepaid service fees, net	6,242,018	5,444,167
Investment in unguaranteed residual values	2,815,084	-
Interest rate swap contracts	149,525	-
Due from affiliates	-	574,725
Investments in joint ventures	413,439	382,479
Other assets, net	145,748	85,139

Total assets	$ 184,156,194	$ 137,518,353

ICON Income Fund Ten, LLC

(A Delaware Limited Liability Company)

Condensed Consolidated Balance Sheets

LIABILITIES AND MEMBERS' EQUITY

	(Unaudited)
	June 30,	December 31,
	2005	2004
Notes payable - non-recourse	$ 67,537,062	$47,795,602
Security deposits and other liabilities	279,334	360,802
Deferred rental income	1,048,056	1,248,166
Additional Member refunds payable	79	-
Due to Manager and affiliates	215,190	129,831
Interest rate swap contracts	-	303,619
Minority interest	977,992	1,075,900

Total liabilities	70,057,713	50,913,920

Commitments and Contingencies

Members' equity:
Manager (one share outstanding,
$1,000 per share original issue price)	(166,293)	(82,090)
Additional Members (149,427.765 and 108,861.334 shares outstanding,
$1,000 per share original issue price)	114,521,743	86,990,142
Accumulated other comprehensive loss	(256,969)	(303,619)

Total members' equity	114,098,481	86,604,433

Total liabilities and members' equity	$ 184,156,194	$ 137,518,353

ICON Income Fund Ten, LLC

(A Delaware Limited Liability Company)

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Revenue:
Rental income	$ 6,091,981	$ 2,508,287	$ 11,822,317	$ 2,784,158
Income from investment in joint venture	10,499	-	30,960	-
Net gain on sales of equipment	-	18,893	-	18,893
Interest and other income	114,367	-	114,367	-

Total revenue	6,216,847	2,527,180	11,967,644	2,803,051

Expenses:
Depreciation expense	4,829,775	2,148,406	9,393,653	2,353,982
Amortization of prepaid service fees	973,701	307,910	1,868,271	510,260
Interest	929,766	197,873	1,884,960	197,873
Management fees - Manager	463,394	144,728	763,084	267,694
Administrative expense reimbursements - Manager	193,790	340,777	551,467	531,351
General and administrative	150,146	28,039	265,687	47,147
Minority interest	11,094	17,092	22,188	17,092

Total expenses	7,551,666	3,184,825	14,749,310	3,925,399

Net loss	$ (1,334,819)	$ (657,645)	$ (2,781,666)	$ (1,122,348)

Net loss allocable to:
Additional Members	$ (1,321,471)	$ (651,069)	$ (2,753,849)	$ (1,111,125)
Manager	(13,348)	(6,576)	(27,817)	(11,223)

	$ (1,334,819)	$ (657,645)	$ (2,781,666)	$ (1,122,348)

Weighted average number of additional
members shares outstanding	149,372	47,337	137,376	39,223

Net loss per weighted average
additional members share	$ (8.85)	$ (13.75)	$ (20.05)	$ (28.33)

ICON Income Fund Ten, LLC

(A Delaware Limited Liability Company)

Condensed Consolidated Statement of Changes in Members' Equity

Six Months Ended June 30, 2005

(Unaudited)

	Additional Members' Distributions				Accumulated
	(Per weighted average share)				Other	Total
	Return of	Investment	Additional	Managing	Comprehensive	Members'
	Capital	Income	Members	Member	Income (Loss)	Equity
Balance, January 1, 2005			$86,990,142	$ (82,090)	$ (303,619)	$ 86,604,433

Proceeds from issuance of additional
members shares (41,017.258 shares)			41,017,258	-	-	41,017,258
Sales and offering expenses			(4,716,984)	-	-	(4,716,984)
Additional member shares redeemed
(450.827 shares)			(436,736)	-	-	(436,736)
Cash distributions to members	$ (40.60)	$ -	(5,578,088)	(56,386)	-	(5,634,474)
Unrealized increase in interest rate
swap contracts			-	-	453,144	453,144
Foreign currency translation adjustment			-	-	(406,494)	(406,494)
Net loss			(2,753,849)	(27,817)	-	(2,781,666)

Balance, June 30, 2005			$ 114,521,743	$ (166,293)	$ (256,969)	$ 114,098,481

ICON Income Fund Ten, LLC

(A Delaware Limited Liability Company)

Condensed Consolidated Statements of Cash Flows

Six Months Ended June 30,

(Unaudited)

	2005	2004
Cash flows from operating activities
Net loss	$ (2,781,666)	$(1,122,348)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Rental income paid directly to lenders by lessees	(8,572,533)	(1,772,647)
Interest expense on non-recourse financing paid directly
to lenders by lessees	1,887,460	197,873
Amortization of prepaid service fees	1,868,271	510,260
Depreciation	9,393,653	2,353,982
Income from investment in joint venture	(30,960)	-
Net gain on sales of equipment	-	(18,893)
Minority interest	22,188	17,092
Changes in operating assets and liabilities:
Other assets	(60,609)	(91,957)
Security deposits and other liabilities	(35,174)	235,419
Deferred rental income	(411,577)	-
Due to Manager and affiliates, net	127,279	76,993

Net cash provided by operating activities	1,406,332	385,774

Cash flows from investing activities:
Investments in operating leases, net of security deposits assumed	(2,167,116)	(28,547,694)
Due from Manager and affiliates, net	574,725	-
Investment held in escrow	(7,708,946)	-
Prepaid service fees paid	(2,666,122)	(2,099,819)
Proceeds from sales of equipment	-	61,000

Net cash used in investing activities	(11,967,459)	(30,586,513)
Cash flows from financing activities:
Issuance of additional members shares, net of
sales and offering expenses paid	36,300,274	28,129,635
Due to Manager and affiliates, net	(41,920)	-
Cash distributions to members	(5,634,474)	(1,481,224)
Member shares redeemed	(436,736)	-
Minority interest contribution in joint venture	-	2,404,992
Distributions to minority interest holders in joint ventures	(120,096)	-
Additional Member refunds payable	79	(183,000)

Net cash provided by financing activities	30,067,127	28,870,403

Net increase (decrease) in cash and cash equivalents	19,506,000	(1,330,336)

Cash and cash equivalents, beginning of the period	25,006,190	15,908,041

Cash and cash equivalents, end of the period	$ 44,512,190	$14,577,705

ICON Income Fund Ten, LLC

(A Delaware Limited Liability Company)

Condensed Consolidated Statements of Cash Flows

Six Months Ended June 30,

(Unaudited)

	2005	2004
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$ -	$ -

Supplemental disclosure of non-cash investing and financing activities:
Non-cash portion of equipment purchased through non-recourse debt	$ 26,150,000	$70,057,027
Principal and interest paid on non-recourse notes payable
directly to lenders by lessees	$ 8,572,533	$ 2,692,078

Additional Required Disclosure

To fulfill our promises to you we are required to make the following disclosures when applicable:

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you. It is typically filed either 45 or 90 days after the end of a quarter or year, respectively. Usually this means a filing will occur on or around March 30, May 15, August 15, and November 15 of each year. It contains financial statements and detailed sources and uses of cash plus explanatory notes. You are always entitled to these reports. Please access them by:

• Visiting www.iconsecurities.com

or

• Visiting www.sec.gov

or

• Writing us at: PO Box 192706 - San Francisco, CA 94119-2706

We do not distribute these reports to you directly in order to keep the LLC’s costs down as mailing this report to all investors is expensive. Nevertheless the reports are immediately available on your request.

Transactions with Related Parties

Fund Ten has entered into certain agreements with the Manager and ICON Securities Corp., a subsidiary of the Manager, whereby Fund Ten pays certain fees and reimbursements to those parties.

In accordance with the terms of these agreements, Fund Ten pays the Manager (i) management fees ranging from 1% to 7% based on a percentage of the rentals received either directly by Fund Ten or through joint ventures, (ii) prepaid service fees of 6.5% based upon the gross proceeds from the sale of shares to additional members, and (iii) organization and offering expenses from the gross proceeds of such sales, as defined in Fund Ten’s limited liability company agreement. In addition, the Manager is reimbursed for administrative expenses incurred by it in connection with Fund Ten’s operations.

ICON Securities Corp., an affiliate of the Manager, receives or is entitled to receive, a 2% underwriting fee from the gross proceeds from sales of all shares to additional members. The total compensation that the Manager and ICON Securities Corp. may earn, not including management fees and administrative expense reimbursements, is limited to 12% of gross offering proceeds up to the first $37,500,000 raised, 11% of gross offering proceeds from $37,500,001 to $75,000,000 and 10% of gross offering proceeds from $75,000,001 to $150,000,000.

Fees and other expenses paid or accrued by Fund Ten to the Manager or its affiliates were as follows:

	Three Months Ended June 30
	2005	2004
Prepaid service fees (1)	$ 75,711	$ 1,071,434
Organization and offering expenses (2)	17,472	412,090
Underwriting commissions (2)	23,295	329,672
Management fees (3)	463,394	144,728
Administrative expense reimbursements (3)	193,790	340,777
	$773,662	$2,298,701

(1) Capitalized and amortized to operations over the estimated offering period in accordance with Fund Ten’s accounting policies.

(2) Charged directly to members’ equity

(3) Charged directly to operations.

Conclusion

Your participation in Fund Ten is greatly appreciated and we look forward to sharing future successes.

Sincerely,

/s/ Beaufort J.B. Clarke	/s/ Paul B. Weiss
Beaufort J.B. Clarke	Paul B. Weiss
Chairman and CEO	President

Forward-Looking Information - Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, or the PLSRA. These statements are being made pursuant to PLSRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PLSRA. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expects,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning. These forward looking statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside of our control that may cause actual results to differ materially from those projected

ICON is committed to protecting the privacy of its investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as the NASD or ordered by a court of competent jurisdiction, ICON will not share any of your personally identifiable information with any third party.